Management's Assessment
Management of Wells Fargo Commercial Mortgage Servicing ("CMS"), a division of Wells Fargo Bank, National
Association, (the "Company"), is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission ("SEC") relating to the servicing of commercial mortgage loans (the "Platform"), except for servicing criteria 1122(d)(1)(iii),
1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv) and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2012. Appendix
A identifies the commercial mortgage pools and other structures involving the commercial mortgage loans constituting the Platform. Appendix B identifies the applicable servicing criterion with respect to the Platform.
With respect to servicing criterion 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by this criterion, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.
With respect to applicable servicing criterion l122(d)(4)(iii), there were no activities performed during the year ended December 31, 2012 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i) and 1122(d)(4)(vi), the Company has
engaged various vendors to perform certain activities covered by these servicing criteria. The Company's management has determined that none of these vendors is a "servicer" as defined in item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with these servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance
Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"), The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor, The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.
The Company's management has assessed the Company's compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform as of and for the year ended December 31,
2012. In making this assessment, management used the criteria set forth by the Securities and Exchange
Commission in paragraph (d) of Item 1122 of Regulation Aft Based on such assessment, management believes that, as of and for the year ended December 31, 2012, the Company has complied in all material respects with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform,

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the
Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2012.
March 14, 2013
/s/ Daniel E Bober
Daniel E. Bober
Executive Vice President,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association
APPENDIX A
COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES
WFB - CMO for sale
Wels Fargo Bank - Idaho
Wets Fargo Bank - Utah
Wels Fargo Bank - New Mexico
Wets Fargo Bank - participation
(participation #330908521)
Wets Fargo Bank - Oregon
Weis Fargo Bank - Portfolio
Wels Fargo Bank - Held For Sale
Wets Fargo Bank - Bridge Loans
Wets Fargo Bank - Self Storage
Weis Fargo Bank - CREAM
Wets Fargo Bank - WFRF - Portfolio
Wels Fargo Bank - WFRF -
McDonald's
Weis Fargo Bank - WFRF - CRG
Franchise
MSCI 2003-1Q5 (Plaza Office Realty
Pad Passu - A2)
GMAC 2003-C3 (609 5th Avenue Pad
Passu - Al)
JPMC 2004-CIBC9 (1114 Trizechahn
Grace Building - Al)
LB/UBS 2005-05 (200 Park Ave-A2,
Courtyard by Marriot-A2, Park Ave
Plaza-A2, 1345Ave-A2)
Wurttemberger Hypo (1345 AVENUE
OF THE AMERICAS (NOTE 2) &
PARK AVE PLAZA (NOTE-2A)
Wachovia 2005-C20 (U-Haul portfolio
pad passu w/ INV 565)
LBUBS 2005-C7 (200 Park A-3 and
Courtyard by Marriot A-3)
BACM 2005-6 (InTown Suites
Portfolio B )-WF primary only
Prudential (B-Note in INV 565,
Coronado)
Deutsche Bank (B-Notes in INV 543,
Glenborough &PACC 55)
Societe Generale (B-Note in INV 543,
Equastone)
Landesbank Baden Wurttemberg (C-
Note to Inv 623, Beachwood)
CRESS 2008-1 CDO(B note to Inv 765,
Plaza El Segundo)
UBS (B note to Inv 765, Hotel Pacific)
The CIT Group - Timberland B Note
(INV 763)
Deutsche Genossenschafts
Hypothekenbank AG (Columbia Center
B2 Note - INV 763)
Landesbank Rheinland-Pfalz (Ritz
Carlton B note-INV 568)
Landesbank Sachsen Aktiengesellschaft
(120 Broadway, B note, INV 752)
LEM Mezzanine Inc. (Parkoff Portoflio
B Note-INV 763)
NBS Real Estate Capital (Wilson Farms
Plaza, B note, INV 767)
Aareal Capital Corporation
(participation)
HSBC Realty Credit Corporation
(participation #330908521)
PNC Bank, N.A. (participation
#330908521)
Quadrant Fund I, LLC (Roanoke West, B
Note, 130201996, 564)
AG Core Plus II Corp. (The Axton Loan
- #700205972 & #700505973)
Industrial and Commercial Bank of
China (ICBC) participated CMO loan
Starwood Property Mortgage, LLC
(Easton Town Center, sold from TIAA)
Syndicated Loan CMO &
REBG_Oakland City Center/iStar
People's United Bank (Cole MT
Bellevue, participated CMO)
IMMG (4 Union South #330916520,
participated CMO)
PCM Trust 2003-PWR1
BSCM 2003-PWR2
BSCM 2004-PWR3
BSCM 2004-PWR4
BSCM 2004-PWR5
BSCM 2004-PWR6
BSCM 2005-PWR7
BSCM 2005-PWR8
BSCM 2005-PWR9
BSCM 2005-PWR10
BSCM 2006-PWR11
BSCM 2006-PWR12
BSCM 2006-PWR14
BSCM 2007-PWR15
BSCM 2007-PWR16
BSCM 2007-PWR17
BSCM 2007-PWR18
MSDWMC 2001-TOP1
BSCM 2001-TOP2
MSDWMC 2001-TOP3
BSCM 2001-TOP4
MSDWMC 2001-TOP5
Wachovia 2006-C28 (Gas Co.
#580203404, pafi passu with INV 753)
MLFT 2006-1(WF primary only)
JPM 2006-LDP9 (Bank of America A2,
Al is in #755)
BACM 2007-1(WF primary only)
JPM 2007-LDP10 (Solano Pari Passu)-
WF primary only
MSCI 2007-IQ16 (Easton Town
Center, A2, INV628)
JPM 2005-LDP3 (McLean Transfer
4/2009) WF Primary only
CIBC (participation
#330916384 Westshore Mall
(29.2682926829%)
Raymond James Bank (participation
#330916384 Westshore Mall
(19.512195121951%)
Real Estate Alternatives Port - B Note
for 572
JP Morgan CB 2003-CIBC7 - PP 554
CapLease CDO 2005-1 - B Notes for
554
Cadim Note Inc. - B Note for 558
TIAA - B Notes Grace Building (for
170)
Variable Annuity Life Ins. Co.
(VALIC) - B Note/559 - MEZZ/564
First SunAmerica Life Insurance Co. B
Notes/559
AIG Life Insurance Co. - B Note 559
Metlife - B Note for 561
Morgan Stanley 2005-HQ5-pari passu -
Wells REIT for 561
LBUBS 2005-C2 - B Notes/563 and
564
Metropolitan Life Insurance Co. - Al
Note 200 Park Avenue (Senior Mezz)
for 564
ING Real Estate Finance LLC - A2
Note 200 Park Avenue (Senior Mezz)-
for 564
LRP Landesbank Rheinland-PFALZ -
A3 Note 200 Park Avenue (Senior
Mezz)-for 564
AIB DEBT Management LTD. - A4
Note 200 Park Avenue (Senior Mezz)-
for 564
Sovereign Bank (4 Union
South,participated IMMG & CMO)
TD Bank (Olympic Tower #330916473,
participated CMO, Inv 473 & Inv 458)
PB Capital (Olympic Tower #330916473
participated CMO, Inv 472 & Inv 458)
West River (Port Charlotte participation,
inv 771, #440000001)
All State (participate CMO loan,
#390909781)
CDO_Remittance (WBCD02006-1)
WFDB 2011-BXRMezz loans
WFDB 2011-BXR_Mezz loans
Liberty Life Insurance (Fox River Mall B
note; A note =inv 630, #310911895)
PB Realty (participated CMO loan,
#330912417)
Citibank (BRE Tarpon Mariner &
Nationwide Innkeepers Portfolio)
United Overseas Bank (724 Fifth
Avenue)
Bank of Taiwan (724 Fifth Avenue)
Bank of East Asia (724 Fifth Avenue)
Morgan Stanley 1998-WF2
Morgan Stanley 1999-WF1
Bear, Stearns 1999-WF2
Bear, Stearns 2000-WF1
Bear, Stearns 2000-WF2
Morgan Stanley 1997-WF1
Morgan Stanley 1998-WF1
Morgan Stanley 1999-LIFE I
CSFB 1999-CI
Morgan Stanley 2000-LIFE1
BSCM 2002-TOP6
MSDWMC 2002-TOP7
BSCM 2002-TOP8
MSDWMC 2003-TOP9
BSCM 2003-TOPI0
MSCII 2003-TOP11 BS
CM 2003 -TOP12
MSCII 2004-TOP13
BSCM 2004-TOP14
MSCII 2004-TOP15
BSCM 2004-TOP16
MSCII 2005-TOP17
BSCM 2005-TOP18
MSCII 2005-TOP19
BSCM 2005-TOP20
MSCII 2006-TOP21
BSCM 2006-TOP22
MSCII 2006-TOP23
BSCM 2006-TOP24
MSCII 2007-TOP25
BSCM 2007-TOP26
MSCII 2007-TOP27
BSCM 2007-TOP28
MSCII 2008-TOP29
WFRBS 2011-C4
MLMT 2006-C1
BSSBCM Trust 2006-1
UCB 2007-1
JPM 2006-CIBC15
MSCI 2006-HQ9
JPM 2006-LDP8
MSCI 2006-HQ10
JPM 2006-CIBC17
MLCFC 2006-4
MLCFC 2007-5
MLCFC 2007-6
MSCI 2007-IQ13
MSCI 2007-IQ14
JPM 2007-CIBC19
MLMT 2007-C1
MSCI 2007- HQ12
MLCFC 2007-8
JPM 2007-LDP12
MSCI 2007-IQ16
MLCFC 2007-9
JPM 2008-C2
WFCM 2010-C1
JPMorgan Special Servicing
Portfolio
SunTrust Bank (participated
CMO loan, #330911464)
MSCII 2003-IQ4 Class TN
HVB 2003-FL1
Basis Real Estate Capital (Inv 769 Jr
Participation Notes)
Bald Eagle Investors (RiverCenter
I&II, B Note, 700401904, 628)
Concord Real Estate CDO 2006-1
(Cerritos Corporate Mezz)
New York Life Insurance Co. (1345
aye-CI note)-for 620
Hartford Life and Accident Co. (1345
ave-C2 note)-for 620
Metropolitan Life Insurance Co. (1345
ave -C3,C4 notes)-for 620
Sorin Real Estate (Courtyard by
Marriot B2 note)-for 564
Bayerische Landesbank (200 Park Ave
Senior Mezz A6 note)-for 564
Hartfod Accident & Indemnity (900
Michigan B-1 Note)-for 564
Prima Capital Advisors, LLC (900
Michigan B-2 Note)-for 564
LandesBank Hessen-Thuringen (King
of Perrusia B-1 Note) -for 622
MSCI 2003-104 PP to 552, 609, 610
Morgan Stanley Mortgage Capital
(Interim Serviced)
LBUBS 2004-C8 (A2 Grace Building)
-for inv 170 & 615
ColFin London Funding, LLC
Morgan Guaranty Trust Co. of NY
Nationwide Life Insurance Company
Vertical CRE CDO 2006-1 (B 1Note:
Royal Holiday-INV178)-850203520
Capital Trust (Cl Note: Royal Holiday-
INV178)-850203604
Lexington Realty Trust (B-Notes in
ML-CFC 2007-5, INV757)
A-Star Finance (B-Note in ML-CFC
2007-6, INV758)
WFRBS 2011-C2
CBA-Mezzanine Capital Finance, LLC
BSCM 2005-TOP20 (Non-pooled
portion only)
MSCI 2006-TOP21 (Non-pooled
portion only)
GMAC 2003-C1 (Oakbrook Shopping
Pad Passu - A3)
Hypo Real Estate Capital Corp. B
Notes for 555
GCCFC 2005-GG3 - PP 559
MSDW 2000-PRIN
CS First Boston 1994-CFB1
Morgan Stanley 2000-LIFE2
GSMS 2006-GSFL8
COMM 2007-FL14
WFDB 2011-BXR
MSDW 2003-HQ2
JPM 2003-LN1
MSCI 2003-106
MSCI 2004-HQ3
MSCI 2004-1Q7
Goldman 2004-GG2
MSCI 2004-108
MSCI 2004-HQ4
MSCI 2005-IQ9
LBUBS 2005-C2
LBUBS 2005-C3
MSCI 2005-HQ6
1345 Ave of America and Park Plaza FB
2005-1
MSCI 2005-HQ7
MSCI 2006-HQ8
MSCI 2006-1Q11
COMM 2007-FL14 (Non-pooled portion
only)
MSCII 2007-TOP27 (Rake Bond, 330
West 34th Street Mortgage Loan-no
property)
AG Core Plus II Corp. (The Axton Loan
- #700205972 & #700505973)
Sumitomo MBC (Cole MT Bellevue,
Participated CMO)
Royal Bank of Cananda (participated
CMO loan, #330911464)
BSCM 2002-PBW
2001-CMLB-1
1166 AVENUE OF AMERICAS 2005-
C6
1166 AVENUE OF THE AMERICAS
2002-05
ONE LINCOLN 2004-C3
7 WORLD TRADE CENTER 2012-
WTC
AMERICOLD 2010-ART
BANC OF AMERICA COMM MTG
2006-1
BANC OF AMERICA COMM MTG
2005-6
BANC OF AMERICA COMM MTG
2006-2
BANC OF AMERICA COMM MTG
2006-5
BANC OF AMERICA COMM MTG
2007-3
BA-FUNB 2001-3
BB-UBS 2012-SHOW
BB-UBS 2012-TFT
BEAR 1999-CI
TIMES SQUARE HOTEL TRUST
CITIGROUP CMT 2004 Cl
CITIGROUP 2005 C3
CITIGROUP 2006 C5
CITIGROUP 2006-FL2
CITIGROUP 2007-C6
COUNTRYWIDE 2007-MF1
CITIGROUP 2012-GC8
CITY CENTER 2011-CCHP
CD 2006-CD2
CD 2006-CD3
CD 2007-CD4
CD 2007-CD5
CHASE 1999-2
JPMCC 2012-C6
JPMC 2012-CIBX
LEHMAN 2006 LLF-05
LB 1998 C4
LB 1999 Cl
LB 1999 C2
LB-UBS 2003-C1
LB-UBS 2003-C3
LB-UBS 2003 C5
LB-UBS 2003 C7
LB UBS 2003 C8
LB UBS 2004 Cl
LB UBS 2004 C4
LB UBS 2004 C6
LB UBS 2004 C7
LB UBS 2004 C8
LB UBS 2005 Cl
LB-UBS 2005 C5
LB-UBS 2005 C7
LB-UBS 2006 Cl
LB-UBS 2006 C3
LB UBS 2006-C4
LB UBS 2006-C6
LB UBS 2006-C7
LB-UBS 2007-C2
LB-UBS 2007-C6
LB-UBS 2007-C7
LB UBS 2008-C1
LB UBS 2000 C3
JPMC 2006-LDP7
COMPANION
JPMC 2006-LDP9
COMPANION
JPM 2012-CIBX
COMPANION
JPMC 2003 Cl COMPANION
JPMC 2005-LDP2
COMPANIONS
JPMC 2006-FL1
COMPANION
JPMC 2006 FL2
COMPANION
JPMCC 2007-FL1
COMPANION
LEHMAN 2005-LLF C4
(COMPANIONS)
LEHMAN 2006 LLF-05C
LB UBS 2003 C3
COMPANION
LB-UBS 2003 C7 (B-NOTE)
LB UBS 2004 Cl
COMPANION LB
UBS 2005 Cl
COMPANION
LEHMAN-UBS 2005 C5
COMPANION LB-
UBS 2005-C7
COMPANION LB-
UBS 2006 Cl
COMPANION LB
UBS 2006-C4
COMPANION LB-
UBS 2006-C6
COMPANION LB
UBS 2006-C7
COMPANION LB
UBS 2007-C2
COMPANION
MBFHAl
ML-CFC 2007-7
COMPANION
MORGAN STANLEY 2007-
HQ13 COMPANION
MORGAN STANLEY 2007
IQ14
NS 2012-1 COMPANION
RBS 2010-MBI
COMPANION
STRATEGIC LAND JOINT
VENTURE 2
TWFHA1
CHASE 2000-2
CHASE 2000-3
CHASE-FUNB 1999-1
CAPLEASE CDO 2005-1
CMAT 1999 Cl
COBALT 2006-CI
COBALT 2007-C2
COBALT 2007- C3
COMM 2006 FL12
COMM 2009-K3
COMM 2009-K4 PRIMARY
COMM 2010-C1
COMM 2011-FL1
COMM 2011-STRT
COMM 2011 THL
COMM 2012-9W57
COMM 2012-CCRE I
COMM 2012-CCRE2
COMM 2012-CCRE3
COMM 2012-CCRE4
COMM 2012-FL2
COMM 2012-LC4
COMM 2012-MVP
CONCORD REAL ESTATE CDO
2006-1
CSFB 2006-C2
CSCMT 2007-C2
CSCMT 2007-C3
CSCMC 2007-C4
LB UBS 2000 C5
LB UBS 2001 C2
LB UBS 2001 C3
LB UBS 2001 C7
LB UBS 2002 Cl
LB UBS 2002 C2
LB UBS 2002 C4
LB UBS 2002 C7
MEZZ CAP 2004-C1
MEZZ CAP 2004-C2
MEZZ CAP 2005-C3
MEZZ CAP 2006-C4
MEZZ CAP 2007-05
ML 1997-C2
ML 1998-C3
MERRILL LYNCH 1998 C2
ML-CFC 2006-1
ML-CFC 2006-2
ML-CFC 2007-6
ML-CFC 2007-7
MERRILL LYNCH 1996 C2
MLMT 2002 MW1
MLMT 2005-CK11
MLMT 2006-C2
MERRILL LYNCH 2008-CI
MARATHON REAL ESTATE CDO
2006-1
MORGAN STANLEY 2007 IQ14
MORGAN STANLEY BAML 2012-C6
UBS-CITIGROUP 2011-C1
COMPANION
WACHOVIA 2004-C10
COMPANION
WACHOVIA 2004-C11
COMPANION
WACHOVIA 2004-C15
COMPANION
WACHOVIA 2005-C17
COMPANION
WACHOVIA 2005-C19
COMPANION
WACHOVIA 2005-C20
COMPANION
WACHOVIA 2005-C21
COMPANION
WACHOVIA 2005-C22
COMPANION
WACHOVIA 2005-WHALE 6
NON-TRUST
WACHOVIA 2006-C24
COMPANION
WACHOVIA 2006-C25
COMPANION
WACHOVIA 2006-C27 -
COMPANION
WACHOVIA 2006-C28
COMPANION
WACHOVIA 2006-C29
COMPANION
WACHOVIA 2006 WHALE
7 NON TRUST
WACHOVIA 2007-C30
COMPANION
WACHOVIA 2007-C31
COMPANION
WACHOVIA 2007-C32
COMPANION
WACHOVIA 2007-C33
COMPANION
WACHOVIA 2007-C34
COMPANION
WACHOVIA 2007-WHALE 8
NON TRUST
WACHOVIA 2003-C9
COMPANION
WFRBS 2012-C10
COMPANION
WFRBS 2012-C7
COMPANION
WFRBS 2012-C8 -
COMPANION
WS WEST COUNTY MALL
2003 C3A
ACCOR MEZZ
WAREHOUSE
CS FIRST BOSTON 1997 C2
CSFB 2006 TFL2 (TITAN)
CS FIRST BOSTON 1997 Cl
CS FIRST BOSTON 1998 C2
CAPITAL SOURCE RELT 2006-A
DBUBS 2011-LC1
DBUBS 2011-LC2
DBUBS 2011- LC3
DDR I 2009-DDR1
DLJ 1998-CG1
DLJ 1999-CG1
DLJ 1999-CG2
DLJ 1999-CG3
DMARC 1998-CI
ENERGY PLAZA LEASE TRUST
2002
EXTENDED STAY AMERICA
TRUST 2010-ESH
FONTAINEBLEAU 2012-FBLU
FREMF 2010-K6 PRIMARY ONLY
FREMF 2010-K7
FREMF 2010-1(8
FREMF 2010-K9
FREDDIE MAC 2010 K-SCT
FREMF 2011-K10 - PRIMARY ONLY
FREMF 2011-K11
FREMF 2011 K12 PRIMARY ONLY
FREMF 2011-1(13
FREMF 2011-K14 PRIMARY ONLY
FREMF 2011-K15
FREMF 2011-K16 - PRIMARY ONLY
MORGAN STANLEY 2011-C3
MORGAN STANLEY 2007-HQ13
NEWCASTLE CDO VIII
NEWCASTLE CDO IX
NORTEL NETWORKS TRUST 2001-1
NS 2012-1
NORTHSTAR CDO IV LTD
NORTHSTAR CDO VI
NORTHSTAR CDO IX PRIMARY
(MEMORIAL MALL)
NORTHSTAR CDO VIII
OBP DEPOSITOR, LLC TRUST 2010-
OBP
RBS 2010-MBI
RITE AID 1999-1
RMF 1997-1
RESOURCE REAL ESTATE FUNDING
CDO 2006-1
RESOURCE REF CDO 2007-1
TIAA 2007-C4
UBS 2012-C1
UBS-BARCLAYS 2012-C2
UBS-BARCLAYS 2012-C4
UBS-CITIGROUP 2011-C1
VORNADO DP LLC 2010-VNO
VNO 2012-6AVE
WACHOVIA 2005-WHALE 6
WACHOVIA 2006-WHALE 7
WACHOVIA 2007-WHALE 8
WACHOVIA 2002 Cl
WACHOVIA 2002 C2
WACHOVIA 2003 C3
AC VENTURES
WAREHOUSE
AMC ROCK SPRINGS LLC
ARCHETYPE & BARCLAYS
REPO
ARCHETYPE MORTGAGE
FUNDING I LLC
DEXIA REAL ESTATE
CAPITAL MARKETS
DEXIA REAL ESTATE
PORTFOLIO
ALABAMASAVES
WAREHOUSE
BANCORP BANK
WAREHOUSE
BARCLAYS WAREHOUSE
JEMB MADISON AVE LLC
(BASIS I - 292 MAD)
BASIS RE CAPITAL II
(REPO)
BB&T WAREHOUSE
BELVEDERE CAPITAL
WAREHOUSE
BICOASTAL (A
BLACKSTONE CREDIT
FACILITY)
BLACKSTONE (BRE/MWT)
BREDS LOAN CAPITAL IV
REPO WAREHOUSE
BREDS EHY REPO
WAREHOUSE
BREDS LOAN CAPITAL II
REPO WAREHOUSE
BREDS LOAN CAPITAL
REPO WAREHOUSE
BREDS SOCGEN
WAREHOUSE
BREDS STC ACQUISITION
BMC MORTGAGES VI
BUCHANAN FUND V
CANTOR CRE LENDING LP
CANTOR REPO WITH MET
LIFE
CAPITAL LEASE
WAREHOUSE-398 & 526
CF BRANCH WAREHOUSE
CITIGROUP GLOBAL
MARKETS REALTY CORP
CP III JEFFERSON
MIDVALE, LLC
FREMF 2011-K701
FREMF 2011-1(702
FREMF 2011-K703
FREMF 2011-K704
FREMF 201 I -KAIV PRIMARY
ONLY
FREMF 2012-K17 PRIMARY AND
SPECIAL
FREMF 2012-K18 - PRIMARY ONLY
FREMF 2012 - K19 PRIMARY ONLY
FREMF 2012-1(20
FREMF 2012-K21 - PRIMARY ONLY
FREMF 2012-K22 (PRIMARY
ONLY)
FREMF 2012-1(23
FREMF 2012-K501 - PRIMARY
ONLY
FREMF 2012-K705 - PRIMARY
ONLY
FREMF 2012-1(706
FREMF 2012-K707
FREMF 2012-1(708
FREMF 2012-K709 - PRIMARY
ONLY
FREMF 2012-K710 PRIMARY ONLY
FREMF 2012-1(711
FREMF 2012-1(F01 PRIMARY ONLY
FREMF 2012-1(P01 PRIMARY ONLY
FOUR TIMES SQUARE 2006 - 4TS
FUNB-BA 2001 Cl
FULB 1997 C2
FULB 1997 Cl
FUNB 1999 C4
FUNB 2000 Cl
FUNB 2000 C2
FUNB 2001 C2
WACHOVIA 2003-C4
WACHOVIA 2003-05
WACHOVIA 2003-C6
WACHOVIA 2003-C7
WACHOVIA 2003-C8
WACHOVIA 2003-C9
WACHOVIA 2004 C10
WACHOVIA 2004 C11
WACHOVIA 2004-C12
WACHOVIA 2004 C14
WACHOVIA 2004 C15
WACHOVIA 2005-C16
WACHOVIA 2005 C-16C
WACHOVIA 2005 C17
WACHOVIA 2005-C18
WACHOVIA 2005-C19
WACHOVIA 2005-C20
WACHOVIA 2005-C21
WACHOVIA 2005-C22
WACHOVIA 2006-C23
WACHOVIA 2006-C24
WACHOVIA 2006-C25
WACHOVIA 2006-C26
WACHOVIA 2006-C27
WACHOVIA 2006-C28
WACHOVIA 2006-C29
WACHOVIA 2007-C30
WACHOVIA 2007-C3I
WACHOVIA 2007-C32
WACHOVIA 2007-C33
CREXUS WAREHOUSE
CREDIT SUISSE
WAREHOUSE INT'L (USD)
DILLON READ
EMMES WAREHOUSE
ESSEX PORTFOLIO, L.P.
WAREHOUSE
FII F DEBT ACCT PTE LTD
FIVE MILE WAREHOUSE
WACHOVIA RED - TAX
CREDIT
GERMAN AMERICAN /
DEUTSCHE WAREHOUSE
GACC/DEUTSCHE
FLOATING WAREHOUSE
GERMAN AMERICAN
CAPITAL CORPORATION
WARE
GREENWICH CAPITAL
FINANCIAL PRODUCTS
INC
H2 CREDIT PARTNERS
WAREHOUSE
HELIOS AMC, LLC
WAREHOUSE
HTM FUND 1 LLC
JLC WAREHOUSE I LLC
JLC WAREHOUSE II LLC
KARLIN LAS PALMAS, LLC
KAUFLAND
PARTICIPANTS
MS KEARNY CPB 1
KEARNY CREDIT
FACILITY WAREHOUSE
LADDER DEUTSCHE REPO
LADDER JPM REPO
LADDER MET LIFE REPO
LADDER CAPITAL LLC
REPO
LADDER WELLS FARGO
REPO
LEHMAN BROTHERS
BANKHAUS
LEHMAN BROTHERS
WAREHOUSE
LEHMAN BROTHERS
WAREHOUSE
LOANCORE (JEFFERIES)
WAREHOUSE
FUNB 2001 C3
F U N B 2 0 0 1 C 4 F U N B
2 0 0 2 C l F U N B 1 9 9 9
C l F U N B / C H A S E
1 9 9 9 C 2
GREENWICH CCFC 2002 Cl
GREENWICH CCFC 2003-CI
GREENWICH CCFC 2003-C2
GREENWICH CCFC 2004-FL2
GREENWICH CCFC 2004-GG1
GREENWICH CCFC 2005-FL3
GREENWICH CCFC 2005-GG5
GREENWICH CCFC 2006-FL4
GREENWICH CCFC 2007-GG1 I
GREENWICH CCFC 2007-GG9
GE 2002 C2
GECC 2000-1
GECC 2001-1
GECC 2001-3
GECC 2002-1
GECC 2002-3
GECC 2003-C2
GECMC 2004 C2
GE 2006 Cl
GECMC 2007-C1
DOLLAR GENERAL
GRAND PACIFIC BUSINESS LOAN
TRUST 2005-1
GSMS 2012-BWTR
GSMS 2012-TMSQ
GOLDMAN 2007-GG 10
WACHOVIA 2007-C34
WACHOVIA 2007-ESH
WB FNB 2004-1
WB RDI 2004-1
WACHOVIA CRE CDO 2006-1
WFCM 2012-LC5
WFRBS 201 1-C3
WFRBS 20] 1-C4 - PRIMARY
WFRBS 2011-05
WFRBS 2012-C10
WFRBS 2012-C6
WFRBS 2012-C7
WFRBS 2012-C8
WFRBS 2012-C9
7 WORLD TRADE CENTER 2012-WTC
COMPANION
BA-FUNB 2001-3 B NOTES
CITIGROUP 2005 C3 COMPANION
CITIGROUP 2006-FL2 COMPANION
CITIGROUP 2007-C6 COMPANION
CITIGROUP 2012-GC8 COMPANION
CITY CENTER 2011-CCHP
COMPANION
CD 2006-CD3 COMPANION
CD 2007-CD4 COMPANION
CHTOWERI
COBALT 2007- C3 COMPANION
COBALT 2007-C2 COMPANION
COMM 2006-FL12 COMPANION
COMM 2010-C1 COMPANION
COMM 2011-FL I COMPANION
COMM 2012-LC4 COMPANION
MACQUARIE WAREHOUSE
MEZZ CAP LLC (FKA CBA
MEZZ)
MEZZ CAP REIT I, INC
MEZZ CAP NOTE SALES
MODERN BANK, N.A.
MORGAN STANLEY
WAREHOUSE
MARATHON STRUCTURED
FINANCE FUND LP
NATIXIS REAL ESTATE
CAPITAL
NBS REAL ESTATE
CAPITAL WAREHOUSE
NORTHSTAR-CITI REPO
WAREHOUSE
NORTHSTAR-DORAL
WAREHOUSE (NRFC)
NRFC II REPO
WAREHOUSE
NRFC REPO WAREHOUSE
NORTHSTAR-DORAL
WAREHOUSE (NSREIT)
NORTHSTAR WAREHOUSE
NXT CAPITAL FUNDING II,
LLC
PRIME FINANCE
PARTNERS III, LP
PFP III SUB I, LLC
PRIME AND METLIFE
REPO
PFP II SUB I, LLC
POOK MD FUNDINGS, LLC
PRIME FINANCE
PARTNERS I, L.P.
PRIME FINANCE
PARTNERS II, L.P. RBS
WAREHOUSE
RESOURCE CAPITAL
CORP. WAREHOUSE
RESOURCE CAPITAL REPO
WAREHOUSE
REXFORD INDUSTRIAL
FUND V LP WAREHOUSE
RLI III - FINANCE
HOLDINGS, LLC
ROCKWOOD CAPITAL,
LLC (NORTHROCK)
SAF FUNDING, LLC
GSMS 2010-C2
GSMS 201I-ALF
GSMS 2011-GC3
GSMS 2011-GC5
GSMS 2012-ALOHA
GSMS 2012-GCJ7
GSMS 2012-GCJ9
GSMS 2012-SHOP
GOLDMAN SACHS 2005-ROCK
GOLDMAN 2006-GG6
GOLDMAN 2006-GG8
GSMSC 2010-CI
GOLDMAN 2010-K5 - PRIMARY
ONLY
HMAC 1999 PHI
JPMC 2001 CIBC3
JPMC 2002 Cl
JPMC 2002 C2
JPMC 2002 CIBC5
JPMC 2003-CI
JPMC 2003 CIBC6
JPMC 2003 MLI
JPMC 2005 LDP 1
JPMC 2005-LDP2
JPMC 2006 FLI
JPMC 2006 FL2
JPMC 2006-LDP7
JPMC 2006-LDP9
JPMCC 2007-FL1
CREST 2003-2
CSCMT 2007-C4 COMPANION
DBUBS 2011-LC I COMPANION
DBUBS 2011-LC3 COMPANION
EXTENDED STAY AMERICA 2010-
ESH MEZZ
FHLMC COLNAT
FOUR TIMES SQUARE 2006 - 4TS
COMPANION
FUNB 2001 C2 B NOTES
FUNB 2001 C3 B NOTES
GREENWICH CCFC 2004-FL2
(COMPONENT)
GREENWICH CCFC 2005-FL3
(COMPONENT)
GREENWICH CCFC 2007-GG11
COMPANION
GREENWICH CCFC 04 GG1
COMPANION
GREENWICH CCFC 05 GG5
COMPANION
GREENWICH CCFC 2006-FL4
COMPANION
GREENWICH CCFC 2007-GG9
COMPANION
GREENWICH CCFC 2003 Cl
COMPANION
GREENWICH CCFC 2003 C2
COMPANION
GECC 2002-3 COMPANION
GECC 2003-C2 COMPANION
GOLDMAN 2007-GG10 COMPANION
GOLDMAN 2006-GG6 COMPANIONS
GOLDMAN 2006-GG8 COMPANIONS
GSMS 2010-C2 COMPANION
GSMS 201 l-GC3 COMPANION
GSMS 2011-GC5 COMPANION
GSMS 2012-GCJ7 COMPANION
GSMSC 2010-CI COMPANION
SHORENSTEIN
WAREHOUSE
SL GREEN REALTY
CORP/GRAMERCY
SL GREEN - JPM REPO
SL GREEN WAREHOUSE
SQUARE MILE/RAM ACQ,
LLC
STARWOOD & DEUTSCHE
REPO
STARWOOD & GOLDMAN
REPO
STARWOOD AND CITI REP
STARWOOD CITI REPO
SUB 6
STARWOOD AND
FORTRESS SA
STARWOOD PROPERTY
MORTGAGE LLC
WAREHOUSE
STARWOOD PROPERTY
MORTGAGE SUB-2, L.L.C.
WACHOVIA RED -
STRUCTURED FINANCE
STARWOOD TIAA
ACQUISITION
TALOS WAREHOUSE
TEACHERS INSURANCE &
ANNUITY ASSOCIATION
TRT LENDING
SUBSIDIARY LLC
TRT LENDING REPO
WAREHOUSE
UBS WAREHOUSE
VALSTONE WAREHOUSE
VCC HEALTHCARE FUND,
LLC
VORNADO REALTY L.P.
WAREHOUSE
WASHINGTON SUB, LLC
WACHOVIA GENERAL
PARTICIPANT
WBI WAREHOUSE (EUR)
007
WBI WAREHOUSE (GBP)
008
WBNA WAREHOUSE (EUR)
004
WBNA WAREHOUSE (GBP)
014
JPMCC 2007-LDP 10
JPMCC 2007-LDP11
JPMC 201I-PLSD
YELLOW BRICK REAL ESTATE
CAPITAL I, LLC
COMM 2002-WFA
MLMTOMW I A
ESAT I OESH
JPMCC 2007-LDPI0 COMPANION
JPMCC 2007-LDP1 I COMPANION
JPMC 2003-ML1 COMPANION
ZCOF 2009-1 RE LOAN HOLDINGS,
L.L.0
FLIKO3EPR
WSWCMO3C3A
VFMMTO2C4A
WFIL WAREHOUSE (EUR)
005
WFIL WAREHOUSE (GBP)
006
WEST RIVER WAREHOUSE
CHASE 2000-1
GECC 2001-2
LBUBSO005C
COMM11STRT
APPENDIX B
APPLICABLE SERVICING CRITERIA WITH RESPECT TO THE PLATFORM
SERVICING CRITERIA
APPLICABLE SERVICING CRITERIA
INAPPLICABLE SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company is
the
Responsible
Party
Performed
by vendor(s)
for which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(I)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration.
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
I122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
I122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash)
.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-I (b)( I ) of the Securities Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
1122(d)(2)( vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
X
SERVICING CRITERIA
APPLICABLE SERVICING
CRITERIA
INAPPLICABLE SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company is
the
Responsible
Party
Performed
by vendor(s)
for which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
mathematically accurate; (B) prepared within 30 calendar
days after the bank statement cutoff date, or such other
number of days specified in the transaction agreements;
(C) reviewed and approved by someone other than the
person who prepared the reconciliation; and (D) contain
explanations for reconciling items. These reconciling items
are resolved within 90 calendar days of their original
identification, or such other number of days specified in
the transaction agreements.
Investor Remittances and Reporting
1 122(d)(3)(i) (A)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports
(A)
are prepared in accordance with timeframes and other
terms set forth in the transaction agreements;
X
X
I122(d)(3)(i)(B)
(B)
provide information calculated in accordance with
the terms specified in the transaction agreements;
X
1122(d)(3)(i)(C)
(C)
are filed with the Commission as required by its rules
and regulations;
X
1122(d)(3)(i)(D)
(D)
agree with investors' or the trustee's records as to the
total unpaid principal balance and number of mortgage loans
serviced by the Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and
other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the Servicer's investor records, or such
other number of days specified in the transaction
agreement
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports
agree with cancelled checks, or other form of payment, or
custodial bank statements.
X
Pool Asset Administration
1 122(d)(4)(i)
Collateral or security on mortgage loans is maintained as
required by the transaction agreement or related mortgage loan documents.
X
X
1122(d)(4)(ii)
Mortgage loan and related documents are safeguarded as
required by the transaction agreement.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
X (1)
SERVICING CRITERIA
APPLICABLE SERVICING
CRITERIA
INAPPLICABLE SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company is
the
Responsible
Party
Performed
by vendor(s)
for which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in
accordance with the related [pool asset] documents are
posted to the Servicer's obligor records maintained no more
than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)
The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid
principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's
mortgage loans (e.g., loan modifications or re-agings) are
made, reviewed and approved by authorized personnel in
accordance with the transaction agreements and related pool
asset documents.
X
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and
concluded in accordance with the timeframes or other
requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with
the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
X
I 122(d)(4)(ix)
Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed
b a se d o n t he r e la te d mo r t ga ge lo a n d o c u me nt s .
X
I 122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)
(B) interest on such funds is paid, or credited,to obligors in accordance with applicable mortgage loan documents and state laws;
X
SERVICING CRITERIA
APPLICABLE SERVICING
CRITERIA
INAPPLICABLE SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company is
the
Responsible
Party
Performed
by vendor(s)
for which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
1122(d)(4)(x)(C)
C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
X (2)
1 122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X
X(2)
1122(d)(4)(x i)
Disbursements made on behalf of an obligor are posted
within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in
the transaction agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB, is
maintained as set forth in the transaction agreements.
X
(1)
There were no activities performed during the year ended December 31, 2012 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)
The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d)
attestations for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).